UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2024
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The AZEK Company Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 275-2935
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, The AZEK Company Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the appointment of Mr. Ryan Lada to succeed Mr. Clifford as Senior Vice President, Chief Financial Officer and Treasurer of the Company and the appointment of Mr. Matthew Wiora as Chief Accounting Officer of the Company, in each case effective simultaneously with Mr. Clifford’s resignation on January 24, 2025. This Current Report on Form 8-K/A (this “Amendment”) amends the Original 8-K to provide certain compensatory information in connection with such promotions that was not determined at the time of the Original 8-K. Except as expressly stated herein, this Amendment does not amend or update any other information contained in the Original 8-K, which remains unchanged. Accordingly, this Amendment should be read in conjunction with the Original 8-K.

For serving as the Company's Chief Financial Officer & Treasurer, Mr. Lada will receive an annual base salary of $480,000 and will be eligible to receive an annual incentive award with a current target value of 75% of his base salary and an annual long-term incentive award with a current target value of $750,000, with the specific value and terms of such award to be determined by the Company's compensation committee during the first fiscal quarter of the applicable fiscal year. In addition, Mr. Lada will receive a one-time promotional equity award with an aggregate value of $430,000. Such award will be comprised of 55% performance stock units, 25% restricted stock units and 20% stock options. Mr. Lada will also participate in the Company's Executive Severance Plan as a Tier 2 Participant.

For serving as the Company's Chief Accounting Officer, Mr. Wiora will receive an annual base salary of $300,000 and will be eligible to receive an annual incentive award with a current target value of 40% of his base salary and an annual long-term incentive award with a current target value of $120,000, with the specific value and terms of such award to be determined by the Company's compensation committee during the first fiscal quarter of the applicable fiscal year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: January 24, 2025	By:	/s/ Morgan Walbridge
Morgan Walbridge
Senior Vice President, Chief Legal Officer and Secretary